LEGG MASON EQUITY FUNDS

                          Legg Mason Value Trust, Inc.
                    Legg Mason Special Investment Trust, Inc.
                   Legg Mason American Leading Companies Trust
                            Legg Mason Balanced Trust
                Legg Mason U.S. Small-Capitalization Value Trust
                       Legg Mason Financial Services Fund

                Supplement to the Prospectus dated August 1, 2005
                          (as revised December 1, 2005)


The following information replaces the first paragraph of the Legg Mason Equity Funds prospectus supplement dated January 1, 2006. The remainder of the January 1, 2006 supplement remains in effect.

Value Trust. Bill Miller, CFA, is the portfolio manager for the Value Trust and is responsible for stock selection and portfolio construction. Mr. Miller has had primary responsibility for day-to day management of the fund since 1990. From Value Trust's inception, in 1982, to November 1990, Mr. Miller was co-portfolio manager for the fund. Mr. Miller has been employed by one or more subsidiaries of Legg Mason, Inc. since 1981. He currently serves as Chief Investment Officer for Legg Mason Capital Management, Inc. and Legg Mason Funds Management, Inc., and Managing Member for LMM, LLC.

Mary Chris Gay was appointed assistant portfolio manager for the Value Trust in March 2006. Ms. Gay provides the portfolio manager with research and investment assistance. Ms. Gay has been employed by one or more subsidiaries of Legg Mason, Inc. since 1989. She is currently a Senior Vice President for Legg Mason Capital Management, Inc. and Legg Mason Funds Management, Inc.







                    This supplement is dated March 31, 2006.

  You should retain this supplement with your prospectus for future reference.